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                 AMENDMENT NO. 5 TO REDUCING REVOLVING LOAN AGREEMENT

            This Amendment No. 5 to Reducing Revolving Loan Agreement (this "Amendment") dated as of October 16, 1995 is entered into with reference to the Reducing Revolving Loan Agreement dated as of May 25, 1994, among Mirage Resorts, Incorporated, a Nevada corporation ("Parent"), THE MIRAGE CASINO-HOTEL, a Nevada corporation ("Company"), Treasure Island Corp., a Nevada corporation ("TI"), Bellagio, a Nevada corporation formerly known as MR Realty ("MRR"),
MH, INC., a Nevada corporation ("MHI" and collectively with Parent, Company, TI and MRR, the "Borrowers"), the Banks party thereto, Bank of America National Trust and Savings Association, Bankers Trust Company, The Long-Term Credit Bank of Japan, Ltd., Los Angeles Agency and Societe Generale, as Co-Agents, and Bank of America National Trust and Savings Association, as Administrative Co-Agent.

            The Loan Agreement referred to above has been amended by an Amendment No. 1 thereto dated as of April 6, 1995, pursuant to which GNLV, CORP., a Nevada corporation, became a party to the Loan Agreement as an additional Borrower, as well as by Amendments No. 2 through 4 thereto dated August 30, 1995, August 30, 1995 and September 5, 1995. References herein to the Loan Agreement mean the Loan Agreement, as so amended. Other capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

            Borrowers and the Administrative Co-Agent, acting with the consent of the Requisite Banks in accordance with Section 11.2 of the Loan Agreement, hereby amend the Loan Agreement as follows:

            1. AMENDMENT TO SECTION 8.2(c). Section 8.2(c) of the Loan Agreement is amended to read in full as follows:

            "(c) other than matters described in SCHEDULE 4.10 or not required as of the Closing Date to be therein described, there shall not be then pending or threatened any action, suit, proceeding or investigation against or affecting Borrowers or any of the Restricted Subsidiaries or any Property of any of them before any Governmental Agency that constitutes a Material Adverse Effect, PROVIDED that no Advance which is a Commercial Paper Advance shall be conditioned upon the fulfillment of the condition described in this clause (c);"


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            2.   CONDITIONS PRECEDENT.  The effectiveness of this Amendment shall be conditioned upon the receipt by the Administrative Co-Agent of the following:

                 a. Counterparts of this Amendment executed by all parties hereto;

                 b. Written consents of each of the Subsidiary Guarantors to the execution, delivery and performance hereof, substantially in the form of Exhibit A to this Amendment; and

                 c. Written consents to the execution, delivery and performance hereof from Banks constituting the Requisite Banks.

            3. REPRESENTATION AND WARRANTY. Borrowers represent and warrant to the Administrative Co-Agent and the Banks that no Default or Event of Default has occurred and remains continuing.

            4. CONFIRMATION. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

            IN WITNESS WHEREOF, Borrowers and the Administrative Co-Agent have executed this Amendment as of the date first written above by their duly authorized representatives.

                                  MIRAGE RESORTS, INCORPORATED


                                  By: /s/ Daniel R. Lee
                                      ---------------------------------
                                               Daniel R. Lee
                                          Chief Financial Officer

                                  THE MIRAGE CASINO-HOTEL


                                  By: /s/ Daniel R. Lee
                                      ---------------------------------
                                               Daniel R. Lee
                                            Assistant Treasurer


                                  TREASURE ISLAND CORP.


                                  By: /s/ Daniel R. Lee
                                      ---------------------------------
                                               Daniel R. Lee
                                                 Treasurer

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                                  BELLAGIO (formerly, MR Realty)


                                  By: /s/ Daniel R. Lee
                                      ---------------------------------
                                               Daniel R. Lee
                                            Assistant Treasurer


                                  MH, INC.


                                  By: /s/ Daniel R. Lee
                                      ---------------------------------
                                               Daniel R. Lee
                                                 Treasurer


                                  GNLV, CORP.


                                  By: /s/ Daniel R. Lee
                                      ---------------------------------
                                               Daniel R. Lee
                                                 Treasurer

                                  BANK OF AMERICA NATIONAL TRUST AND
                                  SAVINGS ASSOCIATION, as Administrative
                                  Co-Agent


                                  By: /s/ Peggy A. Fujimoto
                                      ---------------------------------
                                      Peggy A. Fujimoto, Vice President

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